                                                                 EXHIBIT 10.90.3

     THIRD AMENDMENT TO REVOLVING CREDIT, FACTORING AND SECURITY AGREEMENT
     ---------------------------------------------------------------------

     This Third Amendment (the "Amendment") is made as of February 29, 2001 by and among GMAC COMMERCIAL CREDIT LLC ("GMAC") for itself as a Lender, as assignee of FINOVA Capital Corporation and as Agent, SANWA BANK CALIFORNIA, TARRANT APPAREL GROUP ("Tarrant") TAG-MEX, INC. ("Tag") and FASHION RESOURCE
(TCL), Inc. ("Fashion") and amends the Revolving Credit, Factoring and Security Agreement dated as of January 21, 2000, as previously amended and/or supplemented (the "Agreement"). Said Tarrant, Tag and Fashion are sometimes hereafter individually and collectively referred to as "Borrower". All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms under the Agreement.

     WHEREAS, the Borrower has requested that certain modifications be made to the Agreement, as specifically set forth below; and

     WHEREAS, Lender is amenable to making such modifications upon the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants and undertakings and all the terms and conditions contained herein, the parties hereto hereby agree as follows:

     1.   Amendments.  The Agreement is hereby amended as follows:

          (A)  Section 1.2 of the Agreement, definition of "Maximum Credit
                                                            --------------
               Amount" is hereby amended by deleting the dollar amount
               ------
               "$105,000,000" and by substituting the dollar amount "$90,000,000" in its place and stead.

          (B)  Section 1.2 of the Agreement, definition of "Overadvance Limit"
                                                            -----------------
               is hereby amended by deleting the existing text of said definition and by substituting the following text in its place and stead:

               "Overadvance Limit" means the amount of twenty-five million
                -----------------
               dollars ($25,000,000), reduced by five hundred thousand dollars ($500,000) per month commencing on February 28, 2001 and on the last day of each and every month thereafter until the Overadvance Limit is reduced to "0".

          (C)  Section 1.2 of the Agreement, definition of "Borrowing Base" is
                                                            --------------
               hereby amended by adding the following text immediately after subsection "(e)" as follows:

                            "less   (f) reserves.
                             ----

                 Reserves shall mean an excess dilution reserve in an amount equal to all amounts by which Dilution of Receivables exceeds 10%, rounded up to the nearest full percentage (e.g., dilution of 11.5% would be rounded to 12%)."

           (D)   Section 1.2 of the Agreement, definition of "Tangible Net
                                                               ------------
                 Worth" is hereby amended by inserting the following text
                 -----
                 immediately following the end of said section: "For purposes of calculating Borrower's Tangible Net Worth, the value of Borrower's assets located in Mexico shall be calculated using the value of the Mexican Peso, determined as of December 31, 2000 (the "December 2000 Peso Value") throughout Borrower's fiscal year commencing January 1, 2001. For each succeeding fiscal year, Borrower may elect to use either (i) the December 2000 Peso Value or (ii) the updated value of such assets determined as of December 31 of the immediately preceding year.

            (E)  Section 1.2 of the Agreement, definition of "Dilution of
                                                              -----------
                 Receivables", is hereby amended by deleting the second (2nd)
                 -----------
                 sentence of said section in its entirety and by substituting the following sentence in its place and stead: "The Dilution of Receivables shall be measured monthly and calculated based upon a rolling 12-month basis with respect to the immediately preceeding 12 month period.

            (F) Notwithstanding anything to the contrary contained in the Agreement, Borrower hereby agrees that commencing on March 31, 2001 and on the last day of each and every month thereafter until the Overadvances are paid in full, Borrower shall pay to Lender, in addition to any other amounts payable by Borrower to Lender under the Agreement, the sum of $500,000, such payments to be applied by Lender to reduce the outstanding Overadvance under the Agreement. Such payments may be effectuated by Lender charging Borrower's loan account for such amount.

            (G) Section 2.2 of the Agreement is hereby amended by inserting the following sentence at the end of said section: "Without limiting the foregoing, in the event that any such overadvance in excess of the Overadvance Limit is not paid in full within ten (10) days following the date such overadvance occurs, such failure shall constitute an Event of Default hereunder."

            (H) Section 7.5 (a) of the Agreement is hereby amended by deleting the amount "$116,500,000" and by substituting the following text in its place and stead: "the amount stated for December 31, 2000, as certified in the financial statements of the Company for the fourth quarter of fiscal year 2000."

                (I) Section 7.5 (c) of the Agreement is hereby amended by deleting the numerals "5.0:1.0" and by substituting the following text in its place and stead: "3.5:1.0 commencing as of the fiscal quarter ending December 31, 2000 and continuously thereafter."

                (J) Section 15.1 of the Agreement is hereby amended by deleting the remaining text of said section following the word "fees" in the seventh (7th) line of the second full paragraph of Section 15.1 of the Agreement and by substituting the following in its place and stead:

                      "and, in the event of any termination of this Agreement by Borrower effective prior to the Maturity Date, such sums will be accompanied by an early termination fee in the amount of $750,000, if such termination shall occur at any time following the Closing Date through and including January 31, 2002; $500,000, if such termination shall occur at any time during the period commencing on February 1, 2002 and ending on January 31, 2003 and $250,000 in the event that such termination shall occur any time during the period commencing on February 1, 2003 and ending on January 31, 2005.

          2.    Conditions Precedent. Any obligations of Lender to provide the
                --------------------
                foregoing amendments and the waivers described in Paragraph
                3 hereof is hereby specifically conditioned upon satisfaction by Borrower of all of the following conditions, in a manner acceptable to Lender in all respects:

                (A) In consideration of the foregoing amendments, Borrower shall pay to Lender a facility fee in the amount of $750,000, which fee shall be payable in four equal installments of $187,500, with the first such payment due and payable on the date hereof and subsequent payments due and payable on April 1, 2001, July 1, 2001 and October 1, 2001. The foregoing fee shall be in addition to any other fees charges or interest payable by Borrower to Lender under the Agreement and payment of which may be effectuated by Lender charging Borrower's loan account with Lender.

                (B) Gerard Guez shall have executed and delivered to Lender a Guaranty Agreement in form and substance acceptable to Lender pursuant to which Mr. Guez shall have unconditionally guaranteed payment and performance of all Obligations up to the amount of $12,500,000, plus all costs of collection, including, without limitation, attorney's fees.

                (C) Borrower shall have executed and delivered to Lender a Stock Subscription Warrant (the "Warrant") and such other instruments and documents as Lender shall require, in form and substance acceptable to

            Lender in all respects, whereby Borrower shall have granted to Lender the right to purchase 100,000 shares of Borrower's common stock at a purchase price equal to the market price of such stock on the date hereof ("Warrant Rights"). The Warrant Rights shall be exercisable any time following the date hereof through and including January 31, 2005. The Warrant Rights shall be subject to such anti-dilution and registration rights as may be acceptable to Lender in Lender's sole discretion, including, without limitation, demand registration rights.

     (D) Lender having received the prior written consent of all Lenders under the Agreement to all of the terms and provisions hereof.

3.   Waivers. Borrower has indicated to Lender that Borrower is in violation of
     -------
     the requirements of Section 7.5 of the Agreement for Borrower's fiscal quarter ending December 31, 2000 and Section 7.6 of the Agreement for Borrower's fiscal year ending December 31, 2000. Lender hereby waives Borrower's failure to be in compliance with said sections for the periods set forth above as Events of Default. The waiver provided herein is only with respect to the sections of the Agreement referred to above, and only for the time periods referred to above and should not be construed as a waiver of your compliance with any other provisions of the Agreement, nor as a waiver of the provisions of the specific sections referred to above for any other time period.

4.   Ratification. Borrower hereby restates each and every representation,
     ------------
     warranty and covenant contained in the Agreement, as modified hereby, as though made on and as of the date hereof and as each such representation, warranty and covenant were fully set forth herein. In extension of the foregoing, Borrower hereby ratifies and confirms the Agreement as being a valid and binding obligation, enforceable against Borrower in accordance with all of its terms, as heretofore and hereby amended. In addition, Borrower hereby confirms that Borrower has no defense, offset or counterclaim to the performance of any or all of its obligations under the Agreement or under any ancillary agreements to which it is a party or with respect to payment of any of the Obligations. In furtherance of the foregoing, Borrower hereby acknowledges that Borrower has reviewed the most recent statement of account from Lender and that all items and amounts set forth therein, including, without limitation, all interest, fees, charges and expenses are accurate and correct and that Borrower has no defense, set-off or counterclaim with respect to any matter contained therein.

5.   Cost and Expenses. Borrower agrees to reimburse Lender for all costs and
     -----------------
     expenses (including without limitation, attorneys' fees) incurred by Lender in connection with the preparation, execution and delivery of this Amendment.

6.   Governing Law. This Amendment shall be governed and construed in accordance
     -------------
     with the laws of the State of New York.

     7.   Effectiveness. Notwithstanding anything to the contrary contained
          -------------
          herein this Amendment shall not be effective and shall be of no force or effect whatsoever unless and until (l) Lender shall have received the written consent of all Lenders under the Agreement to all of the terms and provisions hereof and/or all such Lenders shall have executed this Amendment in the space indicated below.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.


                                       GMAC COMMERCIAL CREDIT LLC, for
                                       itself and its assignee of FINOVA Capital
                                       Corporation and as Agent

                                       By: /s/ John H. McGowan
                                          ---------------------
                                       Title: Vice President
                                             ------------------

                                       FASHION RESOURCE (TCL), INC.

                                       By: /s/ Gerard Guez
                                          ---------------------

                                       TARRANT APPAREL GROUP

                                       By: /s/ Gerard Guez
                                          ---------------------
                                       Title:

                                       TAG-MEX, INC.

                                       By: /s/ Gerard Guez
                                          ---------------------
                                       Title:

                                       SANWA BANK CALIFORNIA

                                       By:
                                          ---------------------
                                       Title:

                                G U A R A N T Y

TO: GMAC COMMERCIAL CREDIT LLC

In consideration of your entering into or your refraining from terminating at this time a Revolving Credit, Factoring and Security Agreement with Tarrant Apparel Group, Tag Mex, Inc. and Fashion Resource (TCL), Inc. ("Client"), bearing the effective date of January 21, 2000 (said Factoring Agreement as heretofore or hereafter amended, supplemented and/or restated is hereinafter called the "Agreement") the undersigned hereby guarantees to GMAC COMMERCIAL CREDIT LLC (hereinafter called the "Company"), its successors and assigns, the prompt payment at maturity, or whenever they may become due in accordance with any of their terms, of all now existing and hereafter arising liabilities, indebtedness and obligations of the Client to the Company (including "Obligations," as defined in the Agreement, if such term is defined therein), whenever and however arising or acquired by the Company, whether direct or indirect, absolute or contingent (collectively, the "Obligations") and whether the same may now be or hereafter become due from the Client or the executors, administrators, successors or assigns of the Client, including the cost of protest and all legal expenses of or for collection, or for realization upon any collateral for the Obligations ("Collateral") or other guaranty. If this guaranty and/or any Obligation is placed with an attorney for collection, the undersigned further agrees to pay an attorney's fee of fifteen percent of any principal and interest due and demanded, which is hereby agreed to be just and reasonable and which shall be recoverable with the amount due under this guaranty.

Demand of payment, presentment, protest and notice of dishonor or non-payment are hereby expressly waived, and if any of the Obligations are payable on demand, the Company may, in its sole and absolute discretion, determine the reasonableness of the period, if any, to elapse prior to the making of demand.

The undersigned hereby consents and agrees that, without notice to or further assent from the undersigned, the time of payment of all or any of the Obligations, or any other provisions of the Obligations, may be extended, changed or modified, the parties thereto discharged, any or all Collateral released without obtaining other Collateral in substitution therefor, and any composition or settlement consummated and accepted, and that the undersigned will remain bound upon this guaranty notwithstanding one or more such extensions, changes, modifications, discharges, releases, compositions or settlements. The undersigned further consents and agrees that this guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any Collateral or by any failure to exercise, delay in the exercise, exercise or waiver of, or forbearance or other indulgence with respect to, any right or remedy available to the Company. Any statement of account which is binding on the Client under the Agreement shall be binding on the undersigned for all purposes under this guaranty.

The Company may also at any time in its discretion sell,, assign, transfer and deliver the whole of the Collateral, or any part thereof, or any substitutes therefor, or any additions thereto, at public or private sale, at any time or place selected by the Company, at such prices as it may deem best and either for cash or for credit or future delivery, at the option of the Company without either demand, advertisement or notice of any kind to the undersigned, which are hereby expressly waived.

The undersigned assigns, pledges and grants a security interest to the Company in any money or property belonging to the undersigned at any time in the possession of the Company or in the possession of any parent, affiliate or subsidiary of the Company (hereinafter called a "Related Company"), including any deposit balances and all property held by the Company or a Related Company for any purpose including safekeeping, custody, transmission, collection, or pledge, and all proceeds of the foregoing, as security for the performance by the undersigned of the obligations under this guaranty, whether due or not, with full power and authority to apply any such money, property and proceeds to the extinguishment of any such obligations and to sell, enforce, collect or otherwise realize on said money, property or proceeds in accordance with applicable law.

The undersigned agrees that the Company is not to be obligated in any manner to inquire into the powers of the Client, or its successors, its or their directors, officers, or agents, acting or purporting to act on its or their behalf, and any liabilities purporting to be contracted for the Client, or its successors, by its or their directors, officers, or agents, in the professed exercise of such powers. shall be deemed to form a part, of the liabilities guaranteed hereunder even though the incurrence of such liabilities be in excess of the powers of the Client, its successors, or its or their directors, officers, or agents aforesaid, or shall be in any way irregular, defective or informal.

The liability of the undersigned on this guaranty shall be direct, immediate, absolute, continuing, unconditional and unlimited and not conditional or contingent upon the pursuit by the Company of whatever remedies it may have against the Client or the Client's successors, executors, administrators or assigns, or the security or liens it may possess, and this guaranty shall be and shall be construed as being and intended to be, a continuing guaranty of the payment of any and all Obligations either made, endorsed or contracted by the Client, or any successor of the Client, prior to the receipt by the Company of written notice of the revocation of this guaranty by the undersigned, and of all extensions or renewals thereof in whole or in part; and notwithstanding the death of, or the revocation of this guaranty by, the undersigned guarantor, the liability of the guarantor so revoking and of the estate of the guarantor who dies shall continue as to Obligations incurred or contracted by the Client, or any successor of the Client, prior to such revocation or death and as to all extensions and renewals thereof, in whole or in part.

If any payment of the Obligations is made by or for the benefit of the Client and is repaid by the Company to the Client or any other party pursuant to any federal, state or other law, including those relating to bankruptcy, insolvency, preference or fraudulent Printing GroupFinancial Printing GroupIf any payment of the Obligations is made by or for the benefit of the Client and is repaid by the Company to the Client or any other party pursuant to any federal, state or other law, including those relating to bankruptcy, insolvency, preference or fraudulent transfer, then to the extent of such repayment, the liability of the undersigned with respect to such Obligation shall continue in full force and effect. The undersigned agrees that if the Company gives to the undersigned written notice of the institution of any action or proceeding, legal or otherwise between the Company and the Client, the undersigned shall be conclusively bound by the adjudication in any such legal or other proceeding, or by any judgment or award decree entered therein.

Until such time as the Obligations have been fully and indefeasibly paid, the undersigned waives any claim or other right which the undersigned may now have or hereafter acquire against the Client or any other person that is primarily or contingently liable on any obligation that arises from the existence or performance of the undersigned's obligations under this guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification.

The undersigned also waives the right to assert in any action or proceeding upon this guaranty any defenses, offsets or counterclaims which the undersigned may now or hereafter have. This guaranty shall be governed by and construed and interpreted in accordance with the laws of the State of New York (without giving effect to New York law on conflicts of law). All actions and proceedings arising out of or in connection with this guaranty, the Agreement and/or any transactions relating hereto and thereto, including without limitation for recognition or enforcement of any judgment, may be brought in the federal or state courts of the State of New York or, at the Company's option, in any other courts as the Company may select and the undersigned agrees that such courts are convenient forums and the undersigned unconditionally and irrevocably submits, for the undersigned and its property, to the nonexclusive personal jurisdiction of such courts. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned additionally hereby waives: (a) personal service of process and consents that service of process upon the undersigned may be made by certified or registered mail, return receipt requested, directly to the undersigned at the address of the undersigned appearing below and service so made shall be deemed completed two (2) days after the same shall have been so mailed; (b) any claim that the undersigned is not personally subject to the jurisdiction of the above named courts; and (c) notice of the acceptance of this guaranty. This guaranty cannot be altered or discharged orally.

Notwithstanding anything to the contrary contained herein, the liability of the undersigned hereunder shall be limited to one half of the Overadvance Limit (as defined in the Agreement) plus all costs of collection of such amount, including, without limitation, attorneys' fees. At such time as the aggregate amount of outstanding overadvances under the Agreement and the Overadvance Limit (as defined in the Agreement) have been reduced below $25,000,000 and provided further that (i) no Event of Default shall have occurred under the Agreement and
(ii) no Overadvance (hereafter defined) in excess of the then current Overadvance Limit shall exist, then the liability of the undersigned hereunder shall be reduced as of the last day of each month thereafter so as to be equal to one half of the Overadvance Limit which is in effect on such date; provided, however, if at any time there shall exist a condition whereby the Advances are in excess of the applicable Borrowing Base at such time of calculation (an "Overadvance"), and such Overadvance shall not have been paid in full within. three (3) days thereafter, the liability of the undersigned hereunder shall be increased so as to be equal to one half of the applicable Overadvance Limit at such time plus 100% of the Overadvance at such time, up to a maximum amount of $12,500,000.

THE UNDERSIGNED WAIVES THE RIGHT TO TRIAL BY JURY IN ALL ACTIONS BROUGHT BY OR AGAINST THE COMPANY. .

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 2nd day of March, 2001.

/s/ Gerard Guez
- -----------------------
Signature of individual
Gerard Guez
- -----------

Typed Name of Individual
 Gern Gerard Guez
- ------------------------
3151 E. Washington Blvd., Los Angeles, California 90023
- ------------------------
Address

STATE Of California
             SS.
COUNTY OF Los Angeles

On this 2nd day of March, 2001, before me personally appeared Gerard Guez to me known and known to me to be the individual described in and who executed the foregoing instrument and that such individual duly acknowledged to me that such individual executed same.


                                             /s/ V. Spurley
                                             ------------------------------
                                             Notary Public

[Notary stamp of V. Spurley appears here]